Exhibit 10.62

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL. OMISSIONS ARE MARKED [***]

AMENDMENT NO. 5 to the
AMENDED AND RESTATED DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

    This Amendment No. 5 to the Amended and Restated Development and Commercialization Agreement (“Amendment”) is dated as of the 19th day of December, 2024 (“Effective Date”), by and between Insulet Corporation (“Insulet”) and Abbott Diabetes Care Inc. (“ADC”).

    WHEREAS, Insulet and ADC are parties to that certain Amended and Restated Development and Commercialization Agreement dated as of September 13, 2021, as amended (the “Agreement”); and

    WHEREAS, Insulet and ADC wish to amend the Agreement as set forth herein, effective as of the Effective Date.

    NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.
2.The definition set forth Section 1.13 (Approved Person) is hereby deleted and replaced with the following:
“1.13 “Approved Person” means an employee or an Approved Designee designated as a potential Approved Person in Exhibit 1.12, in each case who: (a) is working on that portion of such Party’s development of the AID System for which access to [***] of the other Party is required; (b) cannot effectively perform his or her work on the AID System without access to such [***]; (c) has been trained by such Party on the procedures for protecting such [***], as set forth in Section 3.6; (d) has agreed in writing to comply with such procedures; and (e) following training and agreement (as required in (c) and (d) above), has been authorized by the [***] of Insulet or his or her designee (in the case of Insulet) or the [***], or his or her designee (in the case of ADC) to receive access to such [***]. The identity of the [***] of Insulet or designee or the [***] of ADC or designee shall be disclosed within a reasonable timeframe to either the JSC or an Alliance Manager of Insulet or ADC, as applicable, upon request by either Party.”

3.The following Section 3.6(j) is hereby added to the Agreement:
“Without limiting any other obligations set forth herein, the following shall apply unless otherwise approved by ADC in writing:
(a)Insulet’s use of [***] as an Approved Person is limited to the performance of the following development activities: [***]. Insulet shall not disclose to [***], or otherwise allow [***] to access, any of [***] other than the following: (i) [***], (ii) [***], (iii) [***], (iv) [***], (v) [***], (vi) [***], (vii) [***], and (viii) the documentation [***].
(b)Insulet shall not allow [***] other than through a [***]. The foregoing shall not limit [***] required for Approved Persons.

4. 7.9 Promotional Communication. Section 7.9(b)(i) is hereby deleted in its entirety and replaced with the following:
“(b)    During the Term, neither ADC nor any of its Affiliates, may, directly or through a Third Party, issue in such Launch Country an [***] targeted to [***]. Notwithstanding the forgoing, ADC may, directly or through a Third Party (i) engage in [***] that are compatible with [***], (ii) issue [***] and (iii) facilitate a [***], if such [***] was made (A) in connection with a [***] (B) [***] or (C) upon the [***].”
5.Exhibit 1.12. Exhibit 1.12 (Approved Designees) is hereby deleted and replaced with Exhibit 1.12 attached hereto.
6.No Other Amendments. Except as modified herein, all other terms of the Agreement and SOW shall remain in full force and effect.
7.Conflicts. In the event of a conflict between the Agreement and this Amendment, this Amendment shall govern.
8.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of Insulet and ADC on the date first set forth above.

ABBOTT DIABETES CARE INC.

By: /s/ Christopher Scoggins
Name: Christopher Scoggins
Title: SVP Global Commercial Operations & Market
Date: 19 Dec 2024
INSULET CORPORATION
By: /s/ Adam Cate
Name: Adam Cate
Title: GVP, Omnipod 5 Franchise Head
Date: 20 Dec 2024

EXHIBIT 1.12
APPROVED DESIGNEES
[***]

4